McMorgan Funds
Supplement dated November 9, 2007
to the Statement of Additional Information
dated October 30, 2007
This Supplement updates certain information contained in the above-dated Statement of Additional Information for McMorgan Funds. You may obtain copies of the Prospectuses and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-831-1994, by visiting the McMorgan Funds’ website at www.mcmorganfunds.com, or by writing to NYLIFE Distributors LLC, Attn: McMorgan Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.
Replace the information regarding Kenneth I. Rosenblum contained in the table on page 31 of the Statement of Additional Information with the following:
NON-INTERESTED TRUSTEES

Number of
		Term of Office and	Principal	Portfolios in Fund	Other
Name, Address	Position(s)	Length of Time	Occupation(s)	Complex Overseen by	Directorships
and Age	Held with Fund	Served*	During Past 5 Years	Trustee	Held by Trustee
Kenneth I. Rosenblum McMorgan & Company LLC One Bush Street San Francisco, CA 94104 66	Trustee Chairman	Trustee since inception, Chairman since 8/23/04	Independent Consultant	6	EIP Investment Trust; San Luis Trust Bank
Please Retain This Supplement For Your Future Reference.